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                                                                    Exhibit 99.1
                                                                    ------------

                  CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND
              CHIEF FINANCIAL OFFICER PURSUANT TO TITLE 18, UNITED
                 STATES CODE, SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Rurban Financial Corp. (the "Company") on Form 10-Q for the quarterly period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard C. Burrows, the Interim Chief Executive Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       /s/  Richard C. Burrows
                                       -----------------------------------------
                                       Print Name: Richard C. Burrows
                                       Title:  Interim Chief Executive Officer
                                       Date:  August 14, 2002


         In connection with the Quarterly Report of Rurban Financial Corp. (the "Company") on Form 10-Q for the quarterly period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard C. Warrener, the Chief Financial Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       /s/ Richard C. Warrener
                                       -----------------------------------------
                                       Print Name:  Richard C. Warrener
                                       Title:  Chief Financial Officer
                                       Date:  August 14, 2002